UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

ENDOCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27212	33-0618093
(Commission File Number)	(IRS Employer Identification No.)

201 Technology Drive, Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 450-5400
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Slides to be used in August 17, 2004 presentation.

ITEM 9. REGULATION FD DISCLOSURE

On August 17, 2004, Craig T. Davenport, our Chairman and Chief Executive Officer, and William J. Nydam, our President and Chief Operating Officer, will make a presentation at the “New Ideas” conference sponsored by CJS Securities, Inc., using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1.

This Current Report on Form 8-K, the information contained herein, and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report or the attached exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
Date: August 17, 2004	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Chief Financial Officer and Senior Vice President, Finance

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